Derivative Instruments	9 Months Ended
Sep. 30, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments
Derivative Instruments
The Company accounts for derivative instruments using the fair value method. GAAP provides for a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 inputs are quoted market prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are inputs other than quoted market prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability.
As a result of the Molycorp Canada acquisition, the Company assumed a liability associated with the put option issued to holders of the noncontrolling interest of Buss & Buss, a business acquired by Molycorp Canada's predecessor company. The Buss & Buss put option is related to a share purchase agreement (“SPA”) between NMT Holding GmbH, a German subsidiary of the Company, and the shareholders of Buss & Buss entered into May 27, 2010 by Molycorp Canada's predecessor company. The SPA includes a call and a put option on shares of the remaining shareholder and his legal successors. If the call option is exercised by the Company, a premium is added to the consideration to purchase the underlying shares in Buss & Buss. If the put option is exercised by the remaining shareholder of Buss & Buss or his legal successors, a discount will reduce the cost basis of the securities sold to the Company. The Company does not account for this derivative as a hedge. The put option had a fair value of $8.8 million at September 30, 2012, recorded as Derivative liability in the condensed consolidated balance sheets. The change in fair value of the put option resulted in an unrealized loss of $0.4 million for the period from June 12, 2012 to September 30, 2012, which was recognized in Interest expense in the condensed consolidated statements of operations and comprehensive income.
The technique Molycorp used to fair value this derivative is the income approach based on a discounted cash flow model. With the exception of the risk free interest rate, the inputs used to fair value this put option are based on unobservable Level 3 inputs based on management's assumptions. These inputs include: equity-risk premium, risk premium, size premium and growth rate. Any reasonably foreseeable changes in assumed levels of unobservable inputs used to fair value this put option would not be expected to have a material impact on the Company's financial position or results of operations.
On March 28, 2012, the Company entered into a contingent forward contract to purchase Canadian dollars with a notional amount of Cdn$870.0 million to manage the foreign currency exposure with respect to its planned acquisition of Molycorp Canada. The Company did not apply hedge accounting to this contingent forward contract. Upon settlement of this derivative on June 11, 2012 (Molycorp Canada acquisition date), the Company recognized a loss of $37.5 million in Other expense. Of this loss, $6.7 million was recognized during the three months ended March 31, 2012 and the remainder during the second quarter of 2012.

(12)	Derivative Instruments
During the third quarter of 2011, the Company, through its subsidiary Molycorp Minerals, LLC, entered into derivative contracts to manage its foreign currency exposure with respect to euro denominated purchases of certain equipment. The Company did not apply hedge accounting to the foreign currency forward contracts; therefore, the change in the fair value of these derivative instruments, which resulted in an unrealized loss of $0.3 million for the year ended December 31, 2011, was recorded in Other (expense) income in the consolidated statements of operations. These derivative contracts have maturities of less than one year and the total fair value of $0.3 million as of December 31, 2011 was recorded in Accrued expenses in the consolidated balance sheet. The following table provides the outstanding foreign currency forward contracts at December 31, 2011, in millions:

Entity	Currency purchased forward	Currency sold forward	Maturity dates
Molycorp Minerals, LLC	€0.5	USD 0.6	January 2012
Molycorp Minerals, LLC	€1.4	USD 1.9	February 2012
Molycorp Minerals, LLC	€0.5	USD 0.6	March 2012

These derivative instruments are reported using the fair value method. GAAP provides for a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 inputs are quoted market prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are inputs other than quoted market prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability.
The fair value measurement of these foreign currency forward contracts is determined using internally developed discounted cash flow models. The inputs to these models consist of, or are derived from, observable Level 2 data for substantially the full term of these derivative instruments. The internally determined fair value is then compared to the fair value assessment from the counterparty to these contracts; large or unexpected differences between the Company’s internal valuation and the fair value assessment from the counterparty are investigated.
The Company expects that the values realized on these foreign currency forward contracts will be based on market conditions at the time of settlement, which will occur at the maturity of these instruments.